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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 31, 2001


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

           DELAWARE                      0-9408                  84-1097578
(State or other jurisdiction of       (Commission             (I.R.S. Employer
  incorporation or organization)      file number)           Identification No.)


                  1099 18TH STREET, SUITE 400, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                   1801 BROADWAY, SUITE 500, DENVER, CO 80202
          (Former name or former address, if changed from last report.)

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                            PRIMA ENERGY CORPORATION

                                    FORM 8-K

                                JANUARY 31, 2001


ITEM 5. OTHER EVENTS

         On January 31, 2001, Prima Energy Corporation, a Delaware corporation, issued a press release containing disclosure of its preliminary capital expenditure budget for 2001 of $45 million and an update of activities in the Denver and Powder River Basins. A copy of the press release is attached hereto as Exhibit 99.2


ITEM 7c. EXHIBITS

         The following exhibit is filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.

           Exhibit
           Table No.       Document                               Exhibit No.

                99         Prima Energy Corporation Press            99.2
                           Release dated January 31, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PRIMA ENERGY CORPORATION
                                                  (Registrant)



Date    January 31, 2001                    By  /s/ Richard H. Lewis
      --------------------                     ---------------------------
                                               Richard H. Lewis,
                                               President and
                                               Principal Financial Officer

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                               INDEX TO EXHIBITS


             Exhibit
               No.         Description
             -------       -----------
                99.2       Prima Energy Corporation Press
                           Release dated January 31, 2001